UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2009

Corus Bankshares, Inc.
 (Exact name of registrant as specified in its charter)

Minnesota	0-06136	41-0823592
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. Riverside Plaza, Suite 1800 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-6388

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On October 5, 2009, The Nasdaq Stock Market (“Nasdaq”) announced through a press release it will delist the common stock of Corus Bankshares, Inc. (the “Company”) effective 10 days following the filing of Form 25 with the Securities and Exchange Commission.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated October 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

/s/ Michael J. Minnaugh

Michael J. Minnaugh
Chief Financial Officer
(Principal Financial Officer and Duly Authorized Officer of the Registrant)

Date: October 6, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 5, 2009.